Exhibit 21

SUBSIDIARIES  1

OF

VAIL RESORTS, INC.

NAME	STATE OF INCORPORATION / FORMATION	DOING BUSINESS AS
ALL MEDIA ASSOCIATES, INC.	California	MOUNTAIN NEWS CORPORATION MOUNTAIN NEWS
ALL MEDIA HOLDINGS, INC.	Colorado
ARRABELLE AT VAIL SQUARE, LLC	Colorado
AVON PARTNERS II LIMITED LIABILITY COMPANY	Colorado
BCRP, INC.	Delaware
BEAVER CREEK ASSOCIATES, INC.	Colorado

BEANO AT BEAVER CREEK, INC.

HAY MEADOW AT BEAVER CREEK, INC.

LATIGO AT BEAVER CREEK, INC.

MCCOY PARK AT BEAVER CREEK, INC.

RED TAIL AT BEAVER CREEK, INC.

SPRUCE SADDLE RESTAURANT, INC.

STRAWBERRY PARK AT BEAVER CREEK, INC.

BEAVER CREEK CONSULTANTS, INC.	Colorado
BEAVER CREEK FOOD SERVICES, INC.	Colorado	GUNDER’S BEANO’S
BLACK DIAMOND INSURANCE, INC.	Arizona
BOOTH CREEK SKI HOLDINGS, INC.	Delaware
BRECKENRIDGE RESORT PROPERTIES, INC.	Colorado	BRECKENRIDGE RESORT PROPERTIES
BRECKENRIDGE TERRACE, LLC	Colorado
BRYCE CANYON LODGE COMPANY	Colorado	BRYCE CANYON NATIONAL PARK LODGE COMPANY
COLTER BAY CAFÉ COURT, LLC	Wyoming
COLTER BAY CONVENIENCE STORE, LLC	Wyoming
COLTER BAY CORPORATION	Wyoming
COLTER BAY GENERAL STORE, LLC	Wyoming
COLTER BAY MARINA, LLC	Wyoming

NAME	STATE OF INCORPORATION /FORMATION	DOING BUSINESS AS
CRYSTAL PEAK LODGE OF BRECKENRIDGE, INC.	Colorado	CRYSTAL PEAK LODGE
DELIVERY ACQUISITION, INC.	Colorado

COLORADO MOUNTAIN EXPRESS

CME

CME PREMIER

RESORT EXPRESS

TRANSPORTATION MANAGEMENT SYSTEMS

PREMIER VIP TRANSPORTATION

WHEELS OF FORTUNE

DESTINATIONS WEST

CME DESTINATIONS WEST

SKIER’S CONNECTION

CMECOUPONS

CMECOUPONS.COM

CME PARTNERS

ROCKY MOUNTAIN ART GUIDE

ROCKY MOUNTAIN DINING GUIDE

EVER VAIL, LLC	Colorado
FIRST CHAIR HOUSING TRUSTEE LLC	Colorado
FLAGG RANCH COMPANY	Colorado
FOREST RIDGE HOLDINGS, INC.	Colorado
GILLETT BROADCASTING, INC.	Delaware
GORE CREEK PLACE, LLC	Colorado
GRAND TETON LODGE COMPANY	Wyoming
GROS VENTRE UTILITY COMPANY	Wyoming
HEAVENLY VALLEY, LIMITED PARTNERSHIP	Nevada	HEAVENLY MOUNTAIN RESORT
HUNKIDORI LAND COMPANY, LLC	Colorado
JACKSON HOLE GOLF AND TENNIS CLUB, INC.	Wyoming
JACKSON HOLE GOLF AND TENNIS CLUB SNACK SHACK, LLC	Wyoming
JACKSON LAKE LODGE CORPORATION	Wyoming
JENNY LAKE LODGE, INC.	Wyoming

NAME	STATE OF INCORPORATION /FORMATION	DOING BUSINESS AS
JENNY LAKE STORE, LLC	Wyoming
JHL&S LLC	Wyoming
KEYSTONE CONFERENCE SERVICES, INC.	Colorado
KEYSTONE DEVELOPMENT SALES, INC.	Colorado
KEYSTONE FOOD AND BEVERAGE COMPANY	Colorado	ALPENTOP DELI, INC. KEYSTONE LODGE & SPA ONE SKI HILL PLACE THE CROW’S NEST, INC.
KEYSTONE RESORT PROPERTY MANAGEMENT COMPANY	Colorado	KEYSTONE CENTRAL RESERVATIONS, INC. KEYSTONE MOUNTAIN RESERVATIONS, INC. KEYSTONE PROPERTY MANAGEMENT, INC.
KEYSTONE/INTRAWEST, LLC	Delaware	KEYSTONE REAL ESTATE DEVELOPMENTS
KEYSTONE/INTRAWEST REAL ESTATE, LLC	Colorado
LA POSADA BEVERAGE SERVICE, LLC	Delaware
LAKE TAHOE LODGING COMPANY	Colorado
LARKSPUR RESTAURANT & BAR, LLC	Colorado
LODGE PROPERTIES, INC.	Colorado	THE LODGE AT VAIL
LODGE REALTY, INC.	Colorado
MESA VERDE LODGE COMPANY	Colorado
MOUNTAIN NEWS GmbH	Austria
MOUNTAIN THUNDER, INC.	Colorado
NATIONAL PARK HOSPITALITY COMPANY	Colorado
NORTHSTAR GROUP COMMERCIAL PROPERTIES, LLC	Delaware
NORTHSTAR GROUP RESTAURANT PROPERTIES, LLC	Delaware

NAME	STATE OF INCORPORATION /FORMATION	DOING BUSINESS AS
ONE RIVER RUN, LLC	Colorado
ONE SKI HILL PLACE, LLC	Colorado
PROPERTY MANAGEMENT ACQUISITION CORP., INC.	Tennessee	ROCKY MOUNTAIN RESORT LODGING COMPANY
RCR VAIL, LLC	Colorado	ROCKY MOUNTAIN RESIDENCES, LLC
ROCKRESORTS ARRABELLE, LLC	Colorado
ROCKRESORTS BAHAMAS, LLC	Bahamas
ROCKRESORTS CHEECA, LLC	Delaware
ROCKRESORTS CORDILLERA LODGE COMPANY, LLC	Colorado
ROCKRESORTS COSTA RICA S.R.L.	Costa Rica
ROCKRESORTS DR, LLC	Delaware
ROCKRESORTS EQUINOX, INC.	Vermont
ROCKRESORTS HOTEL JEROME, LLC	Colorado
ROCKRESORTS INTERNATIONAL, LLC	Delaware
ROCKRESORTS INTERNATIONAL MANAGEMENT COMPANY	Colorado
ROCKRESORTS JAMAICA LIMITED	Jamaica
ROCKRESORTS LAPOSADA, LLC	Delaware
ROCKRESORTS ROSARIO, LLC	Delaware
ROCKRESORTS SKI TIP, LLC	Colorado
ROCKRESORTS (ST. LUCIA) INC.	St. Lucia
ROCKRESORTS TEMPO, LLC	Florida
ROCKRESORTS THIRD TURTLE, LTD.	Turks & Caicos Islands
ROCKRESORTS WYOMING, LLC	Wyoming
ROCKRESORTS, LLC	Delaware
SLIFER SMITH & FRAMPTON/VAIL ASSOCIATES REAL ESTATE, LLC	Colorado

NAME	STATE OF INCORPORATION /FORMATION	DOING BUSINESS AS

SOHO DEVELOPMENT, LLC	Colorado
SSI VENTURE, LLC	Colorado	SPECIALTY SPORTS VENTURE LLC SPECIALTY SPORTS NETWORK BREEZE, INC. BREEZE SKI RENTALS, INC. BREEZE SKI & SPORT
SSV HOLDINGS, INC.	Colorado	NEVE SPORTS
SSV ONLINE LLC	Wisconsin	OUTDOOR OUTLET O2 GEAR
SSV ONLINE HOLDINGS, INC.	Colorado
STAGECOACH DEVELOPMENT, LLC	Nevada
STAMPEDE CANTEEN, LLC	Wyoming
TCRM COMPANY	Delaware
TENDERFOOT SEASONAL HOUSING, LLC	Colorado
TETON HOSPITALITY SERVICES, INC.	Wyoming
THE CHALETS AT THE LODGE AT VAIL, LLC	Colorado	THE LODGE AT VAIL CHALETS
THE VAIL CORPORATION	Colorado

ARROWHEAD ALPINE CLUB

AVAIL ADVENTURE OUTFITTERS, LTD.

BACHELOR GULCH CLUB

BACHELOR GULCH, INC.

BEAVER CREEK CLUB

PASSPORT CLUB

PRATER LANE PLAY SCHOOL

RED SKY GOLF CLUB

RED SKY GOLF CLUB GUEST CLUBHOUSE PRO SHOP

RED SKY GOLF CLUB MEMBER PRO SHOP

THE ARRABELLE CLUB

THE OSPREY AT BEAVER CREEK

THE PASSPORT CLUBHOUSE AT GOLDEN PEAK

THE YOUNGER GENERATION, INC.

VAIL ASSOCIATES, INC.

VAIL CONSULTANTS, INC.

VAIL RESORTS MANAGEMENT COMPANY

VAIL SNOWBOARD SUPPLY

NAME	STATE OF INCORPORATION /FORMATION	DOING BUSINESS AS
THE VILLAGE AT BRECKENRIDGE ACQUISITION CORP., INC.	Tennessee
TRIMONT LAND COMPANY	California	NORTHSTAR AT TAHOE RESORT
VA RANCHO MIRAGE I, INC.	Colorado
VA RANCHO MIRAGE II, INC.	Colorado
VA RANCHO MIRAGE RESORT, L.P.	Delaware
VAIL ASSOCIATES HOLDINGS, LTD.	Colorado
VAIL ASSOCIATES INVESTMENTS, INC.	Colorado	WARREN LAKES VENTURE, LTD.
VAIL ASSOCIATES REAL ESTATE, INC.	Colorado
VAIL FOOD SERVICES, INC.	Colorado

BISTRO 14

EXTRA EXTRA

FOX HOLLOW GOLF COURSE CLUBHOUSE, INC.

GOLDEN PEAK GRILL

GOLDEN PEAK RESTAURANT AND CANTINA, INC.

IN THE DOG HAUS INC.

ONE ELK RESTAURANT, INC.

SALSA’S, INC.

THE LIONS DEN BAR & GRILL

TWO ELK RESTAURANT, INC.

VAIL MOUNTAIN DINING COMPANY

WILDWOOD SMOKEHOUSE, INC.

VAIL HOLDINGS, INC.	Colorado

APRES LOUNGE, INC.

AVON AT BEAVER CREEK, INC.

AVON-VAIL COMPANY

BEAVER CREEK ADVERTISING AGENCY, INC.

BEAVER CREEK RESERVATION SERVICE, INC.

BEAVER CREEK SKI AND SPORTS, INC.

BEAVER CREEK SKI AREA, INC.

BEAVER CREEK SKI CORPORATION

BEAVER CREEK SKIING CORPORATION

BEAVER CREEK SKI PATROL, INC.

BEAVER CREEK SKI RENTAL, INC.

BEAVER CREEK SKI REPAIR, INC.

BEAVER CREEK SKI RESORT, INC.

BEAVER CREEK SKI SCHOOL, INC.

BEAVER CREEK SKI SERVICE, INC.

BEAVER CREEK SKI SHOPS, INC.

BEAVER CREEK SPORTING GOODS, INC.

NAME	STATE OF INCORPORATION /FORMATION	DOING BUSINESS AS

BEAVER CREEK SPORT SHOP, INC.

BEAVER CREEK SPORTS, INC.

BEAVER CREEK VACATION RESORT, INC.

GAME CREEK CLUB, INC.

LODGE AT BEAVER CREEK, INC.

THE INN AT BEAVER CREEK, INC.

THE ENCLAVE RESTAURANT, INC.

THE INN AT BEAVER CREEK, INC.

TRAIL’S END BAR, INC.

VAIL ASSOCIATES DEVELOPMENT CORPORATION

VAIL/BEAVER CREEK CENTRAL RESERVATIONS

VAIL-BEAVER CREEK COMPANY

VAIL BEAVER CREEK REAL ESTATE, INC.

VAIL MOUNTAIN CLUB, INC.

VAIL MOUNTAIN RESORT AND CONFERENCE CENTER, INC.

VAIL MOUNTAIN RESORT, INC.

VAIL PRODUCTIONS, INC.

WILDWOOD SHELTER, INC

VAIL HOTEL MANAGEMENT COMPANY, LLC	Colorado
VAIL RESORTS DEVELOPMENT COMPANY	Colorado	VAIL ASSOCIATES REAL ESTATE GROUP, INC.
VAIL RESORTS LODGING COMPANY	Delaware	VAIL RESORTS HOSPITALITY
VAIL RR, INC.	Colorado
VAIL SUMMIT RESORTS, INC.	Colorado

BEAVER CREEK VILLAGE TRAVEL, INC.

BRECKENRIDGE HOSPITALITY

BRECKENRIDGE LODGING & HOSPITALITY

BRECKENRIDGE MOUNTAIN RESORT,INC.

BRECKENRIDGE SKI RESORT

BRECKENRIDGE SKI RESORT CORPORATION

BRECKENRIDGE SKI RESORT, INC.

COLORADO VACATIONS, INC.

KEYSTONE CONFERENCE CENTER

KEYSTONE LODGE & SPA

KEYSTONE LODGING AND HOSPITALITY

KEYSTONE RESORT

KEYSTONE RESORT, INC.

KEYSTONE TRAVEL

RESERVATIONS FOR THE SUMMIT

ROCKY MOUNTAIN RESORT

NAME	STATE OF INCORPORATION /FORMATION	DOING BUSINESS AS
RESERVATIONS ROCKY MOUNTAIN RESORT VACATIONS ROCKY MOUNTAIN SKI CONSOLIDATORS VAIL/BEAVER CREEK CENTRAL RESERVATIONS, INC. VAIL/BEAVER CREEK RESERVATIONS, INC. VAIL/BEAVER CREEK TRAVEL, INC.
VAIL TRADEMARKS, INC.	Colorado
VAIL/ARROWHEAD, INC.	Colorado
VAIL/BEAVER CREEK RESORT PROPERTIES, INC.	Colorado

ARROWHEAD PROPERTY MANAGEMENT COMPANY, INC.

BACHELOR GULCH PROPERTY MANAGEMENT COMPANY, INC.

BEAVER CREEK RESORT PROPERTIES

BEAVER CREEK TENNIS CENTER, INC.

TRAPPER’S CABIN, INC.

VAIL PROPERTY MANAGEMENT

VAMHC, INC.	Colorado
VR ACQUISITION, INC.	California
VR HEAVENLY CONCESSIONS, INC.	California
VR HEAVENLY I, INC.	Delaware
VR HEAVENLY II, INC.	Delaware
VR HOLDINGS, INC.	Colorado
ZION LODGE COMPANY	Colorado

[1]	Includes only those entities owned 50% or greater.